Exhibit 10
Execution Version

FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT
THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is dated as of December 12, 2016, among ROCKWELL AUTOMATION, INC., a Delaware corporation (the “Company”), the Banks signatory hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
RECITALS:
A.    The Company, the Banks from time to time party thereto and the Administrative Agent entered into that certain Five-Year Credit Agreement dated as of March 24, 2015 (as the same may have been amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have agreed to make Loans and provide certain other credit accommodations to the Company.
B.    The Company has requested that the Administrative Agent and the Banks agree to amend the Credit Agreement as set forth herein.
C.    Subject to the conditions set forth in Section 2 hereof, the Banks party hereto are willing to agree to the amendments set forth in Section 1 hereof relating to the Credit Agreement;
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent and the Banks hereby agree as follows:
Section 1.Credit Agreement Amendments.    In reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended effective as of the Amendment Effective Date (as defined below) in the manner provided in this Section 1.
1.1    Section 1.01 of the Credit Agreement is hereby amended by adding in the correct place alphabetically the following additional definitions:
“Agreement” means this Five-Year Credit Agreement, as the same may at any time be amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms hereof.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus, (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization expense for such period, (iv) any extraordinary non-cash charges for such period, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP.

“Consolidated Interest Expense” means, for any period, the consolidated total interest expense of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.
“Consolidated Net Income” means, for any period, the net income or net loss of the Company and its Consolidated Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded, without duplication, the income or loss of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, or the date that such Person’s assets are acquired by the Company or any Subsidiary.
“EEA Financial Institution” means (a) any credit institution or investment firm established in an EEA Member Country which is subject to the supervision of an EEA Resolution Authority; (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition; or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of an EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Loan Document” means this Agreement, including without limitation, schedules and exhibits hereto and any agreements entered into in connection herewith, including amendments, modifications or supplements hereto or waivers hereof, any promissory notes and any other documents executed and delivered in connection with this Agreement.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of the applicable EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
1.2    The definition of “Federal Funds Rate” in Section 1.01 is amended by deleting the phrase “arranged by Federal funds brokers”.
1.3    Section 1.01 of the Credit Agreement is hereby amended by deleting the terms “Consolidated Debt” and “Total Capitalization”.
1.4    The definition of “Defaulting Bank” in Section 1.01 of the Credit Agreement is hereby amended by inserting “or (iii) become or has a parent company that has become the subject of a Bail-In Action” in between subclause (ii) of clause (e) of such definition and the phrase “(unless in the case of any Bank referred to in this clause (e) the Company and the Administrative Agent shall be satisfied that such Bank intends, and has all approvals required to enable it, to continue to perform its obligations as a Bank hereunder)”.
1.5    Section 5.05 is hereby amended and restated in its entirety to read as follows:
Section 5.05. Interest Coverage Ratio. The Company will not permit the ratio of Consolidated EBITDA to Consolidated Interest Expense, for any period of four consecutive fiscal quarters, to be

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less than 3.00 to 1.00, determined as of the last day of any fiscal quarter of the Company (commencing with the fiscal quarter ending on or about December 31, 2016 and for the four consecutive fiscal quarters then ended).
1.6    A new Section 9.15 is hereby added to the Credit Agreement, such new Section 9.15 to read in its entirety as follows:
Section 9.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by,

(a)
the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)	the effects of any Bail-in Action on any such liability, including, if applicable:

(i)	a reduction in full or in part or cancellation of any such liability;

(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)	the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 2.    Condition Precedent to Credit Agreement Amendments. This Amendment shall become effective on the date (the “Amendment Effective Date”) the Administrative Agent (or its counsel) shall have received:
2.1    counterparts of this Amendment signed by the Administrative Agent, the Company and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of electronic or other written confirmation from such party of execution of a counterpart hereof by such party);
2.2     (i) a consent fee of $10,000 for the account of each Bank that consents to this Amendment (each such Bank, a “Consenting Bank”), which shall be payable to the Administrative Agent for the accounts of the Consenting Banks on the Amendment Effective Date and (ii) all other fees, costs and expenses due and payable to the Administrative Agent, any arranger or any Bank in connection with this Amendment, including the fees, charges and disbursements of counsel to the Administrative Agent, to the extent invoiced prior to the date hereof.
Section 3.    Representations and Warranties. To induce the Banks and the Administrative Agent to enter into this Amendment, the Company hereby represents and warrants to the Banks and the Administrative Agent as follows:
3.1    (i) the Company has all corporate power and authority to execute, deliver and perform its obligations under this Amendment, (ii) this Amendment has been duly executed and delivered by the Company and (iii) this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against

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the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law;
3.2    the representations and warranties of the Company set forth in Article 4 of the Credit Agreement (other than the representations and warranties set forth in Sections 4.04, 4.05 and 4.06 of the Credit Agreement) will be true and correct on and as of the Amendment Effective Date; and
3.3    as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing or would result from this Amendment.
Section 4.    Miscellaneous.
4.1    Reaffirmation of Loan Documents. All of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as expressly amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by the Company, as amended.  This Amendment is a Loan Document.  Following the Amendment Effective Date, any reference to the Credit Agreement in the Loan Documents shall mean the Credit Agreement as amended or supplemented hereby.  Nothing herein shall be deemed to entitle the Company  to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Loan Documents in similar or different circumstances.
4.2    Counterparts; Execution; Entire Agreement. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement and understanding among the parties and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
4.3    Headings. The headings used in this Amendment are for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.4    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The Company hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in the Borough of Manhattan for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

ROCKWELL AUTOMATION, INC.
By:	/s/ Steven W. Etzel
Name: Steven W. Etzel
Title: Vice President and Treasurer

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank
By:	/s/ Gene Riego de Dios
Name: Gene Riego de Dios
Title: Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Bank of America, N.A., as a Bank
By:	/s/ Matthew Walt
Name: Matthew Walt
Title: Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Goldman Sachs Bank USA, as a Bank
By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

[for Banks requiring two signature blocks]
By:
Name:
Title:

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

BMO Harris Bank N.A., as a Bank
By:	/s/ Ronald J. Carey
Name: Ronald J. Carey
Title: Senior Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

THE BANK OF NEW YORK MELLON, as a Bank
By:	/s/ Brandon Bouchard
Name: Brandon Bouchard
Title: Senior Credit Associate

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

CITIBANK, N.A., as a Bank
By:	/s/ Stephanie Bowker
Name: Stephanie Bowker
Title: Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank
By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

[for Banks requiring two signature blocks]
By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

The Northern Trust Company, as a Bank
By:	/s/ Murtuza Ziauddin
Name: Murtuza Ziauddin
Title: Vice President

[for Banks requiring two signature blocks]
By:
Name:
Title:

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

PNC Bank, N.A., as a Bank
By:	/s/ Joseph A. Vehec
Name: Joseph A. Vehec
Title: Assistant Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

U.S. BANK NATIONAL ASSOCIATION, as a Bank
By:	/s/ Caroline V. Krider
Name: Caroline V. Krider
Title: Senior Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank
By:	/s/ Ashley Walsh
Name: Ashley Walsh
Title: Director

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Bank of China, Chicago Branch, as a Bank
By:	/s/ Kefei Xu
Name: Kefei Xu
Title: SVP & Branch Manager

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Comerica Bank, as a Bank
By:	/s/ Brandon Kotcher
Name: Brandon Kotcher
Title: Relationship Manager

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

ING Bank N.V., Dublin Branch
By:	/s/ Shaun Hawley
Name: Shaun Hawley
Title: Director

ING Bank N.V., Dublin Branch
By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Lloyds Bank plc, as a Bank
By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President P003

By:	/s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]

Toronto Dominion (New York) LLC, as a Bank
By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[for Banks requiring two signature blocks]
By:	NA
Name:
Title:

[Signature Page to First Amendment to Five-Year Credit Agreement (Rockwell Automation)]